                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                            ______________________

                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): June 4, 1999

                       COMMISSION FILE NUMBER 000-22647
                       --------------------------------

                        PERITUS SOFTWARE SERVICES, INC.
                        ------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Massachusetts                                        04-3126919
  -----------------------------------                  -----------------------
    (State or Other Jurisdiction of                       (I.R.S. Employer
            Incorporation )                              Identification No.)

Two Federal Street, Billerica, Massachusetts                   01821-3540
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                     (Zip Code)


                                (978) 670-0800
                                --------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
                                --------------
             (Former Name, Former Address and Former Fiscal Year,
                         if Changed Since Last Report)
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Item 5.  Other Events.
         -------------

On June 4, 1999, Peritus Software Services, Inc. (the "Company") announced that the United States District Court for the District of Massachusetts granted the defendants' motions to dismiss the consolidated class action lawsuit alleging violation of federal securities laws initially filed in April, 1998 against the Company and three of its former officers.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         (a)  Financial Statements.

              None.

         (b)  Pro Forma Financial Information.

              None.

         (c)  Exhibits.

              None.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 1999

                                    Peritus Software Services, Inc.

                                    By: /s/ John  D. Giordano
                                        ---------------------------------------
                                    Name:  John  D. Giordano
                                    Title: President, Chief Executive Officer
                                    and Chief Financial Officer